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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 21, 2000


                       JONES INTERNATIONAL NETWORKS, LTD.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



         Colorado                   333-62077                    84-1470911
-----------------------       ---------------------         -------------------
(State of Organization)       (Commission File No.)            (IRS Employer
                                                            Identification No.)


                   9697 E. Mineral Avenue, Englewood, CO 80112
                  --------------------------------------------
              (Address of principal executive office and Zip Code)


        Registrant's telephone number, including area code (303) 792-3111

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Item 5. OTHER EVENTS.

     On December 21, 2000, Jones International Networks, Ltd. (the "Company"), held a Special Meeting of Shareholders. One proposal was presented to the shareholders for their approval and was passed.

     The shareholders approved that the Company's Articles of Incorporation be amended to change the name of the Company to "Jones Media Networks, Ltd." Subsequent filings by the Company will be made under the new name.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

          3.1 Articles of Amendment to the Articles of Incorporation of the Company.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       JONES INTERNATIONAL NETWORKS, LTD.


Dated: December 22, 2000               By: /s/ Jay B. Lewis
                                          --------------------------------
                                          Jay B. Lewis
                                          Group Vice President


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